                                                                     EXHIBIT 4.4


________________________________________________________________________________



                                 VALUJET, INC.,

                    THE SUBSIDIARY GUARANTORS NAMED HEREIN,
                                 as Guarantors

                                      and

                              FLEET NATIONAL BANK,
                                  successor to
                   BANK OF MONTREAL TRUST COMPANY, as Trustee

                              ____________________

                          First Supplemental Indenture

                          Dated as of August 26, 1996

                                       to

                                   Indenture

                           Dated as of April 17, 1996

                              ____________________

                                  $150,000,000


                         10 1/4% Senior Notes due 2001



________________________________________________________________________________

                          FIRST SUPPLEMENTAL INDENTURE

     THIS FIRST SUPPLEMENTAL INDENTURE (this "SUPPLEMENTAL INDENTURE"), dated as of August 26, 1996, is among ValuJet, Inc., a Nevada corporation (the "COMPANY"), each of the Subsidiary Guarantors (as hereinafter defined), Bank of Montreal Trust Company, a New York corporation (the "RESIGNING TRUSTEE"), and Fleet National Bank, a national banking association (the "SUCCESSOR TRUSTEE"). All terms used herein but not defined herein shall have the meanings assigned to such terms in that certain Indenture dated as of April 17, 1996, relating to the Company's 10 1/4% Senior Notes due 2001 (the "INDENTURE").

                                    RECITALS

     A. The Company and the Resigning Trustee executed the Indenture as of April 17, 1996.

     B. On July 17, 1996 (the "RESIGNATION NOTICE DATE"), the Resigning Trustee gave written notice, as required by Section 610 of the Indenture, to the Company of its resignation as Trustee under the Indenture, such resignation to become effective upon the acceptance of appointment by a successor Trustee under
Section 611 of the Indenture.

     C. The parties hereto have entered into that certain Agreement of Resignation, Appointment and Acceptance dated as of the date hereof (the "RESIGNATION AGREEMENT"), pursuant to which, among other things, (i) the Company agrees to accept the resignation of the Resigning Trustee, as Trustee, and (ii) the Company appoints, as of the date of execution of the Resignation Agreement and this Supplemental Indenture by all parties thereto and hereto, the Successor Trustee as Trustee under the Indenture.

     D.   The parties hereto desire to execute this Supplemental Indenture to
(i) provide for the substitution of the Successor Trustee as Trustee under the Indenture pursuant to the Resignation Agreement, (ii) provide for the substitution of the Successor Trustee as Security Registrar and Paying Agent under the Indenture, and (iii) amend certain provisions of the Indenture in connection with such substitution as hereinafter set forth.

     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, the Company, the Subsidiary Guarantors (as defined in the Indenture, the "SUBSIDIARY GUARANTORS"), Resigning Trustee and Successor Trustee mutually covenant and agree for the equal and proportionate benefit of all Holders as follows:

                                  ARTICLE ONE

                             Amendment of Indenture
                             ----------------------

     Section 1.1  Amendment of Certain Sections of Indenture
                  ------------------------------------------

          (a) The introductory paragraph of the Indenture is hereby deleted in its entirety and substituted in lieu thereof with the following:

               "INDENTURE, dated as of April 17, 1996, among VALUJET, INC., a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company"), having its principal office at 1800 Phoenix Boulevard, Suite 126, Atlanta Georgia 30349, each of the SUBSIDIARY GUARANTORS (as hereinafter defined) and FLEET NATIONAL BANK, a national banking association, as Trustee (herein called the "Trustee").

          (b) The definition of the term "Corporate Trust Office" in Section 101 of the Indenture is hereby deleted in its entirety and substituted in lieu thereof with the following:

               "Corporate Trust Office" means an office of the Trustee in New York, New York or Boston, Massachusetts, at which at any time its corporate trust business shall be administered."

          (c)  Subparagraph (1) of Section 105 of the Indenture is hereby
     deleted in its   entirety and substituted in lieu thereof with the
     following:

               "(1)    the Trustee by any Holder or by the Company or any
               Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
               Corporate Trust Department, or at any other address previously furnished in writing to the Holders or the Company by the Trustee, or, with respect to notices by the Company or any Subsidiary Guarantor, transmitted by facsimile transmission (confirmed by overnight courier) to the following facsimile numbers: (617) 346-5501 or (617) 346-5502 or to any other facsimile number previously furnished in writing to the Company by the Trustee, or"

     Except as amended by this Section 1.1(c), all other provisions of Section
                               --------------
     105 of the Indenture shall remain in full force and effect.

          (d) The first sentence of Section 609 of the Indenture is hereby deleted in its entirety and substituted in lieu thereof with the following:

               "There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least $10,000,000 and has its Corporate Trust Office located in the Borough of Manhattan, The City of New York, or in The City of Boston, the Commonwealth of Massachusetts; provided, however,
                                                          --------  -------
               that if the Corporate Trust Office is located in the City of Boston, the Trustee shall maintain an office or agency in the Borough of Manhattan, The City of New York, for purposes of performing its obligations as Trustee hereunder."

     Except as amended by this Section 1.1(d), all other provisions of Section
                               --------------
     609 of the Indenture shall remain in full force and effect.

          (e) The first paragraph of Section 1002 of the Indenture is hereby deleted in its entirety and substituted in lieu thereof with the following:

               "The Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Subsidiary Guarantor in respect of the Securities, the Subsidiary Guarantees and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee (provided,
                                                                       --------
               however, that if the Corporate Trust Office is located in the
               -------
               City of Boston, the State of Massachusetts, such presentations, surrenders, notices and demands may be made or served at the office or agency of the Trustee located in the Borough of Manhattan, the City of New York), and the Company and each Subsidiary Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands."

     The second paragraph of Section 1002 of the Indenture is hereby deleted in its entirety and substituted in lieu thereof with the following:

               "The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, the City of New York) where the Securities may be presented or surrendered for any and all such purposes and may from time to time rescind such designations; provided, however,
                                                            --------  -------
               that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency."

     Except as amended by this Section 1.1(e), all other provisions of Section
                               --------------
     1002 of the Indenture shall remain in full force and effect.

                                  ARTICLE TWO

     Section 2.1  Resignation.  The Resigning Trustee hereby resigns as Trustee
                  -----------
under the Indenture, and the Company hereby accepts such resignation.

     Section 2.2  Appointment and Acceptance.  As of the close of business on th
                  --------------------------
date hereof, the Company hereby appoints the Successor Trustee as Trustee under the Indenture with all of the rights, powers and duties heretofore vested in the Resigning Trustee, as Trustee under the Indenture, and the Successor Trustee hereby acknowledges and accepts such appointment.

     Section 2.3  Transfer.  Pursuant to Section 611 of the Indenture, the
                  --------
Resigning Trustee hereby transfers to the Successor Trustee all the rights, powers and trusts of the Resigning Trustee and hereby assigns, transfers and delivers to the Successor Trustee all property and money held by the Resigning Trustee under the Indenture.

     Section 2.4  Confirmation.  Pursuant to Section 611 of the Indenture, (i)
                  ------------
the Company and the Subsidiary Guarantors hereby confirm that the Successor Trustee is vested with all rights, powers and trusts of the Trustee under the Indenture, and (ii) upon the request of the Successor Trustee, the Company and the Subsidiary Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to the Successor Trustee all such rights, powers and trusts.

     Section 2.5  Notice.  Pursuant to Section 610(f) of the Indenture, the
                  ------
Company shall give notice of the resignation of the Resigning Trustee and the appointment of the Successor Trustee to all Holders in the manner provided in
Section 106 of the Indenture. Such notice shall include the name of the Successor Trustee and the address of its Corporate Trust Office. The Resigning Trustee shall, within five (5) business days of the execution of this Supplemental Indenture, provide the Company with a list of all Holders.

                                 ARTICLE THREE

     Section 3.1  Resignation.  The Resigning Trustee hereby resigns as
                  -----------
Security Registrar and Paying Agent under the Indenture, and the Company hereby accepts such resignation.

     Section 3.2  Appointment and Acceptance.  As of the close of business on
                  --------------------------
the date hereof, the Company hereby appoints the Successor Trustee as Security Registrar for the purpose of registering Securities and transfers and exchanges of Securities as provided in the Indenture, and as Paying Agent under the Indenture, with all of the rights, powers and duties heretofore vested in the Resigning Trustee, as Security Registrar and Paying Agent under the Indenture, and the Successor Trustee hereby accepts such appointments.

     Section 3.3  Confirmation.  The Company and the Subsidiary Guarantors
                  ------------
hereby confirm that (i) the Successor Trustee is vested with all rights, powers and trusts of the Registrar and the Paying Agent under the Indenture, and (ii) upon the request of the Successor Trustee, the Company and the Subsidiary Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to the Successor Trustee all such rights, powers and trusts.

                                 ARTICLE FOUR

                            Miscellaneous Provisions
                            ------------------------

     Section 4.1  Counterparts.  This Supplemental Indenture may be executed in
                  ------------
counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     Section 4.2  Severability.  In the event that any provision in this
                  ------------
Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 4.3  Headings.  The article and section headings herein are for
                  --------
convenience only and shall not affect the construction hereof.

     Section 4.4  Successors and Assigns.  All the covenants, stipulations,
                  ----------------------
promises and agreements in this Supplemental Indenture by or on behalf of the Company or the Trustee shall bind such party's respective successors and assigns, whether so expressed or not.

     Section 4.5  Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED
                  -------------
BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Section 4.6  Effect of Supplemental Indenture.  Except as amended by this
                  --------------------------------
Supplemental Indenture, the terms and provisions of the Indenture shall remain in full force and effect.

     Section 4.7  Trustee.  The Resigning Trustee and the Successor Trustee
                  -------
accept the modifications of trusts referenced in the Indenture and effected by this Supplemental Indenture. Without limiting the generality of the foregoing, neither the Resigning Trustee nor the Successor Trustee assumes any responsibility for the correctness of the recitals herein contained, which shall be taken as the statements of the Company, and neither the Resigning Trustee nor the Successor Trustee shall be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Supplemental Indenture, and neither the Resigning Trustee nor the Successor Trustee makes any representation with respect thereto.

                Remainder of this Page Intentionally Left Blank

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed and their respective corporate seals to be hereunto duly affixed and attested by their respective officers thereunto duly authorized, all as of the day and year first above written.

(Corporate Seal)

Attest:                                      VALUJET, INC.
                                             as the Company



___________________________                  By:________________________________
                                                Name:
                                                Title:


Attest:                                      VALUJET AIRLINES, INC.,
                                              as Subsidiary Guarantor



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________



Attest:                                      VALUJET MANAGEMENT CORP.,
                                              as Subsidiary Guarantor



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________

Attest:                                      VALUJET INVESTMENT CORP.,
                                              as Subsidiary Guarantor



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________



Attest:                                      VALUJET CAPITAL CORP.,
                                              as Subsidiary Guarantor



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________



Attest:                                      VALUJET CORPORATE PARTNERS, L.P.,
                                              as Subsidiary Guarantor

                                             By:  VALUJET MANAGEMENT CORP.,
                                                  its General Partner



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________

Attest:                                      VALUJET RESERVATION PARTNERS, L.P.,
                                              as Subsidiary Guarantor

                                             By:  VALUJET MANAGEMENT CORP.,
                                                  its General Partner



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________



                                             VALUJET I, LTD.,
                                              as Subsidiary Guarantor



                                             By:________________________________
                                                 Name:__________________________
                                                 Title:_________________________



                                             VALUJET II, LTD.,
                                              as Subsidiary Guarantor



                                             By:________________________________
                                                 Name:__________________________
                                                 Title:_________________________

Attest:                                      BANK OF MONTREAL TRUST COMPANY,
                                              as Resigning Trustee



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________



Attest:                                      FLEET NATIONAL BANK,
                                              as Successor Trustee



___________________________                  By:________________________________
Name:                                            Name:__________________________
Title:                                           Title:_________________________

STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of VALUJET, INC., a Nevada corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________



STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of VALUJET AIRLINES, INC., a Nevada corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________

STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of VALUJET MANAGEMENT CORP., a Nevada corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________



STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of VALUJET INVESTMENT CORP., a Nevada corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________

STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of VALUJET CAPITAL CORP., a Nevada corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________



STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of VALUJET I, LTD., a Nevada corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:

STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of VALUJET II, LTD., a Nevada corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________



STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of BANK OF MONTREAL TRUST COMPANY, a New York corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________

STATE OF                 )
COUNTY OF                ) ss.

     On this the ______ day of August, 1996, before me, the undersigned officer, personally appeared, _______________________________, who acknowledged himself/herself to be the _______________ of FLEET NATIONAL BANK, a National Banking Association, and that he, as such officer, being authorized so to do, executed the foregoing instrument for purposes therein contained as his and its free act and deed, by signing the name of the corporation by himself as such of officer.


     In witness whereof I hereunto set my hand.


                                             ___________________________________
                                             Notary Public
                                             My Commission Expires:_____________